UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 26, 2015

CTS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Indiana	1-4639	35-0225010
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1142 W. Beardsley Ave. Elkhart, Indiana		46514
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (574) 523-3800

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2015, Anthony Urban notified CTS Corporation (the “Company”) of his resignation as Vice President and General Manager, Sensors and Mechatronics, effective July 6, 2015.

In connection with Mr. Urban’s resignation, the Board of Directors has appointed Rajeeb Nath, 50, as Vice President, Sensors and Mechatronics of the Company, effective July 6, 2015.  A full text of the press release dated July 1, 2015 announcing the appointment is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company and Mr. Urban entered into a Transition Agreement (the “Transition Agreement”) dated June 26, 2015, to provide for an orderly transition of duties, responsibilities and authority to Mr. Nath, and to set forth the compensation arrangement between the Company and Mr. Urban during and as a result of this transition period.

Under the Transition Agreement, Mr. Urban will remain actively employed at the Company until July 17, 2015, and employed through December 25, 2015 (the “Termination Date”).  Through the Termination Date Mr. Urban will continue to: (1) receive base salary at his current annual rate of $270,000 and (2) participate in the Company’s employee benefit plans pursuant to the terms of such plans and if permitted by law. Mr. Urban also will be eligible to receive a pro-rated incentive award under the CTS Management Incentive Plan (“MIP”) equal to six months of the 2015 MIP plan year award, subject to the achievement of certain goals, with such award, if any, payable at the same time and in the same manner that awards under the MIP are paid.

Under the terms of the Transition Agreement, Mr. Urban is subject to non-compete, non-solicitation and confidentiality provisions customary for agreements of this type. Mr. Urban also agreed to a general release of claims against the Company.

The Transition Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing description of the agreement is qualified in its entirety by reference to the full text of the agreement, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Transition Agreement, dated June 26, 2015, by and between CTS Corporation and Anthony Urban.

99.1	Press Release dated July 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS CORPORATION

By:	/s/ Robert J. Patton
Robert J. Patton
Vice President, General Counsel & Secretary

Date: July 1, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Transition Agreement, dated June 26, 2015, by and between CTS Corporation and Anthony Urban.

99.1	Press Release dated July 1, 2015.